SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(date of earliest event reported)
January 29, 2004

Nortel Networks Limited

(Exact name of registrant as specified in its charter)

Canada	000-30758	62-12-62580

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Dixie Road, Suite 100, Brampton, Ontario, Canada	L6T 5P6

(address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (905) 863-0000.

Items 9 & 12. Regulation FD Disclosure and Results of Operations and Financial Condition

On January 29, 2004, Nortel Networks Corporation issued a press release concerning its financial results for the fourth quarter of 2003 and for the full year 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of Items 9 and 12.

Nortel Networks Corporation owns all of the Registrant’s common shares and the Registrant is Nortel Networks Corporation’s principal direct operating subsidiary.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Items 9 and 12 of Form 8-K in accordance with SEC Release No. 33-8216, and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Nortel Networks Limited under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS LIMITED

By:	/s/ Douglas C. Beatty

Douglas C. Beatty
Chief Financial Officer

By:	/s/ Blair F. Morrison

Blair F. Morrison
Assistant Secretary

Dated: January 29, 2004

Index to Exhibits

Exhibit Number	Description of Document

99.1	Press Release issued by Nortel Networks Corporation on January 29, 2004, furnished solely for purposes of incorporation by reference into Items 9 and 12. See paragraph 2 of Items 9 and 12.